Exhibit 99.1

MoneyGram International Announces Fourth Quarter and Full Year 2004 Results and Provides Guidance for 2005

     MINNEAPOLIS--(BUSINESS WIRE)--Jan. 26, 2005--MoneyGram International, Inc. (NYSE:MGI):

        Money Transfer Volume Grows 38 percent in the Fourth Quarter and
                          36 percent for Full Year 2004


($ in millions)                Q4     Q4     %     Year   Year   %
                              2004   2003  Change  2004   2003  Change

Revenue                      $219.2 $189.8  15.5% $826.5 $737.2  12.1%

Commissions Expense           111.3   93.4  19.2%  403.5  377.3   6.9%

Net Revenue                   107.9   96.4  11.9%  423.1  359.9  17.6%

Expenses                       79.5   64.8  22.6%  334.0  271.7  22.9%

Income from Continuing
 Operations                   $22.0  $24.4  -9.8%  $65.1  $75.7 -13.9%

Income from Discontinued
 Operations, net of tax           0   $1.8    NM   $21.3  $38.2 -44.3%

Net Income                    $22.0  $26.2 -16.0%  $86.4 $113.9 -24.1%

Earnings per share

   Income from Continuing
    Operations                $0.25  $0.28 -10.0%  $0.75  $0.87 -14.6%

   Income from Discontinued
    Operations                    0  $0.02    NM   $0.24  $0.44 -44.8%

   Net Income                 $0.25  $0.30 -16.3%  $0.99  $1.31 -24.8%

Operating Margin               13.0%  16.7%   NM    10.8%  12.0%   NM


     MoneyGram International, Inc. (NYSE:MGI), today announced fourth quarter income from continuing operations of $22.0 million, or $0.25 per diluted share, compared to income from continuing operations of $24.4 million, or $0.28 per share in fourth quarter 2003. The company had provided guidance for income from continuing operations for fourth quarter 2004 in the range of $0.21 to $0.24.
     Net income in the fourth quarter 2004 of $22.0 million, or $0.25 per diluted share, compares to net income of $26.2 million, or $0.30 per share in fourth quarter 2003. Significant items benefiting the fourth quarter 2003 include discontinued operations of Viad Corp and Game Financial of $1.8 million, or $0.02 per share, and a pension curtailment gain of $3.8 million, which amounts to $0.03 per share.
     For full year 2004, income from continuing operations was $65.1 million, or $0.75 per share, compared to income from continuing operations of $75.7 million, or $0.87 per share in 2003. The company previously provided full year guidance for income from continuing operations of $0.71 to $0.74. Significant items affecting full year 2004, as previously disclosed, include a second quarter spin-off related charge for debt tender and redemption expenses of $19.3 million after tax which amounts to $0.22 per share, third quarter net securities gains of $6.8 million after tax and write-offs of $3.2 million after tax, which together amount to $0.04 per share.
     Full year 2004 net income of $86.4 million, or $0.99 per share, compares to net income of $113.9 million, or $1.31 per share in 2003. Net income for full year includes income from discontinued operations, after tax, related to Game Financial and Viad Corp of $0.24 per share in 2004 and $0.44 per share in 2003. In addition, full year 2004 includes the charge for debt tender and redemption, which amounts to $0.22 per share.
     Philip Milne, president and chief executive officer said, "The year 2004 has been a great one for our company. In June, we successfully completed our spin off from Viad Corp. The money transfer business produced strong results as we continued to invest in the business. During 2004, money transfer transaction volume increased 36 percent and money transfer revenue increased 28 percent. In addition, market conditions stabilized for our PrimeLink/Official Check business."
     Milne added, "I want to thank all MoneyGram employees who are working harder than ever to make our company one of the best payment services providers in the industry. Their efforts, resourcefulness and determination to succeed have produced great results in 2004. Their relentless focus makes it possible for MoneyGram to provide affordable, reliable and convenient payment products to our consumers and business partners."
     Milne said, "In 2005 we plan to build our brand by increasing our spending on marketing over 40 percent. We plan to enhance our infrastructure to support new product and agent growth. The vast potential of the global remittance market offers great opportunity. By making these investments now and over the next several years, our goal is to create a sustainable platform for future revenue and profitable growth of MoneyGram International."

     Segment Highlights

     MoneyGram operates in two reportable business segments, Global Funds Transfer and Payment Systems.


Global Funds Transfer
($ in millions)

                                                 Full    Full
                          Q4      Q4      %      Year    Year     %
                         2004    2003   Change   2004    2003  Change
                       -----------------------------------------------
Revenue                 $145.2  $118.5    22.6% $532.1  $450.1   18.2%
Commissions Expense       55.9    44.3    26.3%  199.8   161.7   23.5%
Net Revenue               89.4    74.2    20.4%  332.2   288.4   15.2%
Operating Income         $29.5   $26.5    11.1% $102.6   $96.8    6.0%
Operating Margin         20.3%   22.4%       NM  19.3%   21.5%      NM


     For the Global Funds Transfer segment, which consists of money transfer (including urgent bill payment) and retail money orders, fourth quarter revenue increased 23 percent to $145.2 million over fourth quarter 2003 and operating income increased over 11 percent to $29.5 million in the fourth quarter 2004. Both revenue and operating income improved primarily as a result of growth in the money transfer business. Fourth quarter 2004 operating margin was 20.3 percent compared to 22.4 percent in the fourth quarter 2003. The decline in operating margin was due to the ongoing product mix shift from higher margin retail money order to money transfer.
     For the full year 2004, Global Funds Transfer segment revenue was $532.1 million and operating income was $102.6 million, up 18 percent and 6 percent, respectively, from 2003. Both revenue and operating income improved primarily as a result of growth in the money transfer business. Operating margin for the full year 2004 was 19.3 percent in comparison to 2003 operating margin of 21.5 percent. The decline in operating margin was predominantly due to the ongoing product mix shift from the higher margin retail money order to money transfer.
     In the fourth quarter 2004, money transfer transaction volume grew 38 percent compared to fourth quarter 2003, representing 14 consecutive quarters of growth over 25 percent. The money transfer agent network grew 22 percent from 63,000 in the fourth quarter 2003 to over 77,000 agent locations in the fourth quarter 2004. Money order transaction volume was flat, despite the market trend of declining paper-based payment instruments.


Payment Systems
($ in millions)

                                                 Full    Full
                            Q4     Q4      %     Year    Year    %
                           2004   2003  Change   2004   2003   Change
                         ---------------------------------------------
Revenue                    $74.0  $71.4    3.7% $294.5 $287.1     2.6%
Commissions Expense         55.4   49.1   12.7%  203.7  215.6    -5.5%
Net Revenue                 18.6   22.2  -16.3%   90.8   71.5    27.0%
Operating Income            $2.7   $7.8  -65.4%  $27.2  $15.1    79.6%
Operating Margin            3.6%  10.9%      NM   9.2%   5.3%       NM


     The Payment Systems segment includes PrimeLink/Official Check outsourcing services, financial money orders and controlled disbursement processing services. Payment Systems revenue grew 4 percent to $74.0 million in the fourth quarter 2004 compared to fourth quarter 2003. Operating income for the segment was $2.7 million in the fourth quarter 2004, down from $7.8 million in the fourth quarter 2003. Payment Systems operating margin was 3.6 percent in the fourth quarter 2004, down from 10.9 percent in 2003. The decline in margin is primarily due to higher commissions paid to financial institution customers, which was only partially offset by lower swap costs.
     For full year 2004, Payment Systems segment revenue was $294.5 million and operating income was $27.2 million, up 3 percent and 80 percent compared to 2003. Operating margin for full year was 9.2 percent in comparison to 5.3 percent in 2003.

     2005 Outlook

     MoneyGram International offers first time guidance for full year 2005 as follows:

     -- Net revenue (total revenue less total commissions) is expected to be in the range of $450 million to $475 million.

     -- Net investment margin is expected to be in the range of 130 to 140 basis points. Portfolio balances are expected to average $6.5 billion for the year, declining slightly from 2004 due to bank consolidation and the company's efforts to focus more on fee-based business.

     -- Income from continuing operations before taxes is expected to grow in the range of 28 percent to 35 percent from the $89.0 million income from continuing operations before taxes in 2004. As previously noted, the $89.0 million includes debt tender and redemption costs of $20.7 million, third quarter net securities gains of $10.9 million and third quarter write-offs of $5.2 million. Taking these items into account, 2004 income from continuing operations before tax is $104 million, and the expected growth in income from continuing operations before taxes for 2005 is in the range of 10 percent to 15 percent.

     -- Earnings per share is expected to be in the range of $0.99 to $1.03, which reflects an annual tax rate assumption of 25 percent.

     Income from continuing operations before taxes of $104 million and net investment margin are measures of performance that are not defined by generally accepted accounting principles (GAAP). This information is provided solely to assist an investor's understanding of the company's operations and should not be construed as an alternative to the reported results determined in accordance with GAAP.
     These estimates are dependent on a variety of factors including interest rate levels. From time to time, events may occur which can result in unanticipated gains or losses. Our outlook does not reflect such events. In addition, our outlook does not reflect the impact of Financial Accounting Standards No. 123R, Share-Based Payment. This standard requires that all share-based compensation awards be measured at fair value at the date of grant and expensed over their vesting or service periods. FAS 123R is effective for the company beginning in the third quarter 2005, however it can be adopted earlier. While the company has not determined whether it will early adopt, the estimated impact could be as much as $0.02 per share in 2005.

     Presentation of 2004 Financial Statements

     MoneyGram International, Inc. was spun off from Viad Corp on June 30, 2004. MoneyGram is considered the divesting entity and treated as the accounting successor to Viad for financial reporting purposes in accordance with the EITF No. 02-11, "Accounting for Reverse Spinoffs."
     The historical results of MoneyGram through June 30, 2004, include Viad Corp as discontinued operations.

     Index of Tables

     Table One - Net Investment Revenue Analysis

     Table Two - Consolidated Statements of Income

     Table Three - Consolidated Statements of Income (2003 Quarterly)

     Table Four - Consolidated Statements of Income (2002 Quarterly)

     Table Five - Segment Information

     Conference Call and Webcast

     MoneyGram International will have a conference call today at 5:00 p.m. EST, 4:00 p.m. CST to discuss fourth quarter and full year results and guidance for 2005. Phil Milne, chief executive officer, and Dave Parrin, chief financial officer, will speak on the call. The conference call can be accessed by calling
(800) 299-7089 in the U.S. or (617) 801-9714 internationally. The participant passcode is 89535394. The conference call will also be webcast through the company's website at www.moneygram.com. A replay of the conference call and webcast will be available one hour after the call concludes through 5:00 p.m. on February 3, 2005. The replay of the call is available at (888) 286-8010 in the U.S., or (617) 801-6888 internationally, passcode 23159420. The Internet audio cast replay will be available at www.moneygram.com.

     About MoneyGram International, Inc.

     MoneyGram International, Inc., is a leading global payment services company and S&P MidCap 400 company. The company's major products and services include global money transfer, money orders and payment processing solutions for financial institutions and retail customers. For more information, visit the company's website at www.moneygram.com.

     Cautionary Information Regarding Forward-Looking Statements

     The statements contained in this press release regarding the business of MoneyGram International, Inc. that are not historical facts are forward-looking statements and are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances due to a number of factors, including, but not limited to: (a) fluctuations in interest rates that may materially adversely affect revenue derived from investment of funds received from the sale of payment instruments;
(b) material changes in the market value of securities we hold; (c) material changes in our need for and the availability of liquid assets; (d) successful management of the credit and fraud risks of retail agents, and the credit risk related to our investment portfolio; (e) continued growth rates approximating recent levels for consumer money transfer transactions and other payment product markets; (f) renewal of material retail agent and financial institution customer contracts, or loss of business from significant agents or customers; (g) technological and competitive changes in the payment services industry; (h) changes in laws, regulations or other industry practices and standards which may require significant systems redevelopment, reduce the market for or value of the company's products or services or render products or services less profitable or obsolete; (i) continued political stability in countries in which MoneyGram has material agent relationships; (j) material lawsuits or investigations; (k) catastrophic events that could materially adversely impact operating facilities, communication systems and technology of MoneyGram, its clearing banks or major customers, or that may have a material adverse impact on current economic conditions or levels of consumer spending; (l) material breach of security of any of our systems (m) our ability to comply with the requirements of Sarbanes-Oxley Section 404 regarding the effectiveness of internal controls; and
(n) other factors more fully discussed in MoneyGram's filings with the Securities and Exchange Commission. Actual results may differ materially from historical and anticipated results. These forward-looking statements speak only as of the date on which such statements are made, and MoneyGram undertakes no obligation to update such statements to reflect events or circumstances arising after such date.


                               TABLE ONE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                    NET INVESTMENT REVENUE ANALYSIS
                      (In thousands) (Unaudited)



                                         Fourth Quarter      2004 vs
                                         2004       2003       2003
                                         ----       ----       ----
Components of net investment revenue:
   Investment revenue                    $84,473    $77,661    $6,812
   Investment commissions expense (1)     59,748     53,200     6,548
                                     ---------------------------------
Net investment revenue                   $24,725    $24,461      $264
                                     =================================

Average balances:
   Cash equivalents and Investments   $6,900,848 $6,646,112  $254,736
   Payment service obligations (2)     5,498,039  5,291,010   207,029

Average yields earned and rates paid
 (3):
   Investment yield                         4.87%      4.64%     0.23%
   Investment commission rate               4.32%      3.99%     0.33%
Net investment margin                       1.43%      1.46%    -0.03%




                                          Year to Date       2004 vs
                                         2004       2003       2003
                                         ----       ----       ----
Components of net investment revenue:
   Investment revenue                   $315,983   $323,099   $(7,116)
   Investment commissions expense (1)    219,912    232,336   (12,424)
                                     ---------------------------------
Net investment revenue                   $96,071    $90,763    $5,308
                                     =================================

Average balances:
   Cash equivalents and Investments   $6,772,124 $6,979,247 ($207,123)
   Payment service obligations (2)     5,370,768  5,615,562  (244,794)

Average yields earned and rates paid
 (3):
   Investment yield                         4.67%      4.63%     0.04%
   Investment commission rate               4.09%      4.14%    -0.05%
Net investment margin                       1.42%      1.30%     0.12%


(1) Investment commissions expense reported includes payments made to financial institution customers, costs associated with swaps and the sale of receivables program.

(2) Commissions are paid to financial institution customers based upon average outstanding balances generated by the sale of official checks only. The average balance in the table reflects only the payment service obligations for which commissions are paid and does include the average balance of the sold receivables ($394 million and $411 million for the fourth quarter of 2004 and 2003, respectively, $405 million and $428 million for the full year of 2004 and 2003, respectively) as these are not recorded on the consolidated balances sheets.

(3) Average yields/rates are calculated by dividing the applicable amount shown in the "Components of net interest revenue" section by the applicable amount shown in the "Average balances" section divided by the number of days in the period presented and multiplied by the number of days in the year. The "Net investment margin" is calculated by dividing "Net investment revenue" by the "Cash Equivalents and Investments" average balance divided by the number of days in the period presented and multiplied by the number of days in the year.



                               TABLE TWO
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)


                               Three months ended      Year ended
                                   December 31         December 31,
                                 2004      2003      2004      2003
                               --------- --------- --------- ---------

REVENUE:
   Fee and other revenue       $137,234  $111,044  $500,940  $419,002
   Investment revenue            84,473    77,661   315,983   323,099
   Securities gains and losses,
    net                          (2,471)    1,123     9,607    (4,878)
                               --------- --------- --------- ---------
           Total revenue        219,236   189,828   826,530   737,223

   Fee commissions expense       51,540    40,199   183,561   144,997
   Investment commissions
    expense                      59,748    53,200   219,912   232,336
                               --------- --------- --------- ---------
           Total commissions
            expense             111,288    93,399   403,473   377,333

                               --------- --------- --------- ---------
            Net revenue         107,948    96,429   423,057   359,890

EXPENSES:
   Compensation and benefits     30,931    24,399   126,641   107,497
   Transaction and operations
    support                      31,695    24,801   120,767   101,513
   Depreciation and
    amortization                  7,509     7,305    29,567    27,295
   Occupancy, equipment and
    supplies                      8,102     6,328    30,828    25,557
   Interest expense               1,214     1,980     5,573     9,857
   Debt tender and redemption
    costs                             -         -    20,661         -
                               --------- --------- --------- ---------
        Total expenses           79,451    64,813   334,037   271,719

                               --------- --------- --------- ---------
Income from continuing
 operations before income taxes  28,497    31,616    89,020    88,171

Income tax expense                6,526     7,265    23,891    12,485
                               --------- --------- --------- ---------
Income from continuing
 operations                      21,971    24,351    65,129    75,686

Income and gain from
 discontinued operations, net
 of tax                               -     1,816    21,283    38,216

                               --------- --------- --------- ---------
NET INCOME                      $21,971   $26,167   $86,412  $113,902
                               ========= ========= ========= =========


Basic earnings per share
Income from continuing
 operations                       $0.25     $0.28     $0.75     $0.87
Income from discontinued
 operations, net of tax               -      0.02      0.24      0.44
                               --------- --------- --------- ---------
Earnings per common share         $0.25     $0.30     $0.99     $1.31
                               ========= ========= ========= =========
Average outstanding common
 shares                          86,761    86,387    86,916    86,223
                               ========= ========= ========= =========

Diluted income per share
Income from continuing
 operations                       $0.25     $0.28     $0.75     $0.87
Income from discontinued
 operations, net of tax               -      0.02      0.24      0.44
                               --------- --------- --------- ---------
Earnings per common share         $0.25     $0.30     $0.99     $1.31
                               ========= ========= ========= =========
Average outstanding and
 potentially dilutive common
 shares                          87,117    86,891    87,330    86,619
                               ========= ========= ========= =========



                              TABLE THREE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)


                                                               Year
                                                               Ended
                        1st      2nd       3rd       4th     December
                       Quarter  Quarter   Quarter   Quarter     31
                        2003     2003      2003      2003      2003
                      -------- --------- --------- --------- ---------

REVENUE:
   Fee and other
    revenue           $97,063  $102,828  $108,067  $111,044  $419,002
   Investment revenue  86,638    82,017    76,783    77,661   323,099
   Securities gains
    and losses, net   (12,075)    2,876     3,198     1,123    (4,878)
                      -------- --------- --------- --------- ---------
       Total revenue  171,626   187,721   188,048   189,828   737,223

   Fee commissions
    expense            31,947    34,987    37,864    40,199   144,997
   Investment
    commissions
    expense            58,926    60,802    59,408    53,200   232,336
                      -------- --------- --------- --------- ---------
        Total
         commissions
         expense       90,873    95,789    97,272    93,399   377,333

                      -------- --------- --------- --------- ---------
        Net revenue    80,753    91,932    90,776    96,429   359,890

EXPENSES:
   Compensation and
    benefits           28,066    26,533    28,499    24,399   107,497
   Transaction and
    operations support 25,386    25,296    26,030    24,801   101,513
   Depreciation and
    amortization        6,523     6,626     6,841     7,305    27,295
   Occupancy,
    equipment and
    supplies            6,373     6,962     5,894     6,328    25,557
   Interest expense     3,230     2,765     1,882     1,980     9,857
                      -------- --------- --------- --------- ---------
    Total expenses     69,578    68,182    69,146    64,813   271,719

                      -------- --------- --------- --------- ---------
Income from continuing
 operations before
 income taxes          11,175    23,750    21,630    31,616    88,171

Income tax (benefit)
 expense               (1,215)    3,293     3,142     7,265    12,485
                      -------- --------- --------- --------- ---------
Income from continuing
 operations            12,390    20,457    18,488    24,351    75,686

Income from
 discontinued
 operations, net of
 tax                    9,641    20,411     6,348     1,816    38,216

                      -------- --------- --------- --------- ---------
NET INCOME            $22,031   $40,868   $24,836   $26,167  $113,902
                      ======== ========= ========= ========= =========


Basic earnings per
 share
Income from continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 common shares         86,008    86,224    86,273    86,387    86,223
                      ======== ========= ========= ========= =========


Diluted income per
 share
Income from continuing
 operations             $0.14     $0.24     $0.22     $0.28     $0.87
Income from
 discontinued
 operations, net of
 tax                     0.11      0.23      0.07      0.02      0.44
                      -------- --------- --------- --------- ---------
Earnings per common
 share                  $0.25     $0.47     $0.29     $0.30     $1.31
                      ======== ========= ========= ========= =========
Average outstanding
 and potentially
 dilutive common
 shares                86,326    86,508    86,720    86,891    86,619
                      ======== ========= ========= ========= =========



                              TABLE FOUR
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                   CONSOLIDATED STATEMENTS OF INCOME
      (In thousands except share and per share data) (Unaudited)


                                                               Year
                                                               Ended
                           1st      2nd      3rd      4th    December
                          Quarter  Quarter  Quarter  Quarter    31
                           2002     2002     2002     2002     2002
                         -------- -------- -------- -------- ---------

REVENUE:
   Fee and other revenue $83,060  $91,010  $94,320  $97,245  $365,635
   Investment revenue     84,882   85,733   88,827   91,890   351,332
   Securities gains and
    losses, net           (2,341)  (1,255)   2,954   (8,635)   (9,277)
                         -------- -------- -------- -------- ---------
           Total revenue 165,601  175,488  186,101  180,500   707,690

   Fee commissions
    expense               25,856   29,484   30,510   32,418   118,268
   Investment commissions
    expense               55,607   58,088   62,541   63,916   240,152
                         -------- -------- -------- -------- ---------
           Total
            commissions
            expense       81,463   87,572   93,051   96,334   358,420

                         -------- -------- -------- -------- ---------
            Net revenue   84,138   87,916   93,050   84,166   349,270

EXPENSES:
   Compensation and
    benefits              26,309   23,881   27,462   22,037    99,689
   Transaction and
    operations support    25,825   25,578   23,597   21,608    96,608
   Depreciation and
    amortization           6,514    6,191    6,497    6,692    25,894
   Occupancy, equipment
    and supplies           5,932    6,112    5,888    7,248    25,180
   Interest expense        3,930    3,846    4,101    3,335    15,212
                         -------- -------- -------- -------- ---------
        Total expenses    68,510   65,608   67,545   60,920   262,583

                         -------- -------- -------- -------- ---------
Income from continuing
 operations before income
 taxes                    15,628   22,308   25,505   23,246    86,687

Income tax expense           352    3,290    4,502    3,779    11,923
                         -------- -------- -------- -------- ---------
Income from continuing
 operations               15,276   19,018   21,003   19,467    74,764

(Loss) income from
 discontinued operations,
 net of tax              (24,619)  10,697   11,254  (14,210)  (16,878)

                         -------- -------- -------- -------- ---------
NET (LOSS) INCOME        $(9,343) $29,715  $32,257   $5,257   $57,886
                         ======== ======== ======== ======== =========


Basic earnings per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.87
(Loss) income from
 discontinued operations,
 net of tax                (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.66
                         ======== ======== ======== ======== =========
Average outstanding
 common shares            86,095   86,693   86,188   85,738    86,178
                         ======== ======== ======== ======== =========


Diluted income per share
Income from continuing
 operations                $0.18    $0.22    $0.24    $0.23     $0.86
(Loss) income from
 discontinued operations,
 net of tax                (0.29)    0.12     0.13    (0.17)    (0.21)
                         -------- -------- -------- -------- ---------
(Loss) earnings per
 common share             $(0.11)   $0.34    $0.37    $0.06     $0.65
                         ======== ======== ======== ======== =========
Average outstanding and
 potentially dilutive
 common shares            86,095   87,672   86,616   86,068    86,716
                         ======== ======== ======== ======== =========



                              TABLE FIVE
            MONEYGRAM INTERNATIONAL, INC. AND SUBSIDIARIES
                          SEGMENT INFORMATION
                      (In thousands) (Unaudited)


                                             2002
                         ---------------------------------------------
                           First   Second    Third   Fourth    Full
                          Quarter  Quarter  Quarter  Quarter   Year
                          -------  -------  -------  -------   ----
Revenue:
  Global Funds Transfer   $94,992 $103,621 $107,638 $106,702 $412,953
  Payment Systems          70,609   71,867   78,463   73,798  294,737
                         ---------------------------------------------
                          165,601  175,488  186,101  180,500  707,690

Operating income:
  Global Funds Transfer    18,370   28,303   24,860   27,628   99,161
  Payment Systems           6,421    5,270    7,873    2,094   21,658
                         ---------------------------------------------
                           24,791   33,573   32,733   29,722  120,819

  Interest expense          3,930    3,846    4,101    3,335   15,212
  Other unallocated
   expenses                 4,769    6,421    1,295    1,183   13,668
  Minority interest in
   earnings                   464      998    1,832    1,958    5,252
                         ---------------------------------------------
  Income from continuing
   operations before
   income taxes           $15,628  $22,308  $25,505  $23,246  $86,687
                         =============================================

Operating Margin:
  Global Funds Transfer      19.3%    27.3%    23.1%    25.9%    24.0%
  Payment Systems             9.1%     7.3%    10.0%     2.8%     7.3%



                                             2003
                         ---------------------------------------------
                           First   Second    Third   Fourth    Full
                          Quarter  Quarter  Quarter  Quarter   Year
                          -------  -------  -------  -------   ----
Revenue:
  Global Funds Transfer  $105,226 $111,500 $114,916 $118,466 $450,108
  Payment Systems          66,400   76,221   73,132   71,362  287,115
                         ---------------------------------------------
                          171,626  187,721  188,048  189,828  737,223

Operating income:
  Global Funds Transfer    21,690   24,169   24,453   26,511   96,823
  Payment Systems          (2,611)   6,289    3,650    7,795   15,123
                         ---------------------------------------------
                           19,079   30,458   28,103   34,306  111,946

  Interest expense          3,230    2,765    1,882    1,980    9,857
  Other unallocated
   expenses                 4,674    3,943    4,591      710   13,918
                         ---------------------------------------------
  Income from continuing
   operations before
   income taxes           $11,175  $23,750  $21,630  $31,616  $88,171
                         =============================================

Operating Margin:
  Global Funds Transfer      20.6%    21.7%    21.3%    22.4%    21.5%
  Payment Systems            -3.9%     8.3%     5.0%    10.9%     5.3%


                                             2004
                         ---------------------------------------------
                           First   Second    Third   Fourth    Full
                          Quarter  Quarter  Quarter  Quarter   Year
                          -------  -------  -------  -------   ----
Revenue:
 Global Funds Transfer   $120,969 $128,165 $137,688 $145,243 $532,065
 Payment Systems           70,352   71,655   78,465   73,993  294,465
                         ---------------------------------------------
                          191,321  199,820  216,153  219,236  826,530

Operating income:
 Global Funds Transfer     20,978   24,777   27,393   29,458  102,606
 Payment Systems            9,190    5,848    9,429    2,696   27,163
                         ---------------------------------------------
                           30,168   30,625   36,822   32,154  129,769

 Debt tender and
  redemption costs              -   20,661        -        -   20,661
 Interest expense           1,222    1,905    1,234    1,214    5,575
 Other unallocated
  expenses                  4,899    5,042    2,129    2,443   14,513
                         ---------------------------------------------
 Income from continuing
  operations before
  income taxes            $24,047   $3,017  $33,459  $28,497  $89,020
                         =============================================

Operating Margin:
 Global Funds Transfer       17.3%    19.3%    19.9%    20.3%    19.3%
 Payment Systems             13.1%     8.2%    12.0%     3.6%     9.2%


     CONTACT: MoneyGram International, Inc., Minneapolis
              Investor Relations:
              Patricia D. Phillips, 952-591-3840
              ir@moneygram.com